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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 27, 2006

                          INDEPENDENT BANK CORPORATION
                          (Exact name of registrant as
                            specified in its charter)

          MICHIGAN                       0-7818                  38-2032782
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

         230 WEST MAIN STREET                                    48846
            IONIA, MICHIGAN                                   (Zip Code)
(Address of principal executive office)

                         Registrant's telephone number,
                              including area code:
                                 (616) 527-9450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2006, Independent Bank Corporation issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1. Attached Exhibit 99.2 contains supplemental data to that press release.

The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

99.1 Press release dated July 27, 2006.

99.2 Supplemental data to the Registrant's press release dated July 27, 2006.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INDEPENDENT BANK CORPORATION
                                       (Registrant)


Date July 27, 2006                     By /s/ Robert N. Shuster
                                          --------------------------------------
                                          Robert N. Shuster, Principal Financial
                                          Officer


Date July 27, 2006                     By /s/ James J. Twarozynski
                                          --------------------------------------
                                          James J. Twarozynski, Principal
                                          Accounting Officer


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                                 EXHIBIT INDEX
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
Exhibit No.   Exhibit Description
-----------   -------------------
    99.1      Press release dated July 27, 2006.

    99.2      Supplemental data to the Registrant's press release dated July 27, 2006.


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